                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 ----------

                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 16, 2001

                      Arcadia Receivables Finance Corp.
               Associates Automobile Receivables Trust 2000-1
                    (Exact name of registrant as
                      specified in its charter)

         Delaware                  333-82281               41-1743653
      (State or other             (Commission            (IRS Employer
      jurisdiction of             File Number)         Identification No.)
      incorporation)

290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (972) 652-4000

Item 5. Other Events.

     The Servicer's Certificate for the month of March 2001 was distributed to Noteholders on April 16, 2001.

Item 7(c). Exhibits

          Exhibit No.                   Description
          -----------             -----------------------

             20.1                 Servicer's Certificate for the month of
                                  March 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ARCADIA RECEIVABLES FINANCE CORP.


                                   /s/ Michael J.  Forde
                                   ---------------------------
                                   Title: Assistant Secretary


Date: April 17, 2001